UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montréal, Québec, Canada	H3B 5H2
(Address of principal executive offices)	(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

AbitibiBowater Inc. (the “Company”) is filing this report for the sole purpose of re-filing certain exhibits previously filed with the Securities and Exchange Commission (the “SEC”) to comply with SEC filing requirements for material agreements.

On September 17, 2009, the SEC delivered to the Company a comment letter pursuant to a limited review of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”). In its letter, the SEC requested that the registrant re-file a number of material agreements previously filed as exhibits to the Form 10-K and two material agreements previously filed as exhibits to Current Reports on Form 8-K filed with the SEC on June 18, 2009 and September 4, 2009, respectively. The exhibits as originally filed omitted certain schedules, annexes and/or exhibits to the filed agreements. All such agreements are refiled with this report in their entirety with all schedules, annexes and/or exhibits to such agreements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1

Implementation Agreement among Abitibi-Consolidated Inc., Abitibi-Consolidated Company of Canada, Alcoa Canada Ltée, Alcoa Ltd. and Manicouagan Power Company and to which intervened HQ Énergie Inc., dated September 3, 2009.

10.2

Second Amended and Restated Receivables Purchase Agreement, dated June 16, 2009, by and among Abitibi-Consolidated U.S. Funding Corp., as the seller, Abitibi Consolidated Sales Corporation and Abitibi-Consolidated Inc. as originators, Abitibi Consolidated Sales Corporation, as servicer, Abitibi-Consolidated Inc. as subservicer, Citibank, N.A., as agent, Barclays Capital Inc., as syndication agent, The CIT Group / Business Credit, Inc., as documentation agent, and Citibank, N.A., Barclays Bank PLC and the other financial and other institutions from time to time party thereto, as banks.

10.29

Third Amendment and Waiver, dated as of February 25, 2008, to the Credit Agreement dated as of May 31, 2006 by and among Bowater Incorporated, certain subsidiaries of Bowater party thereto, AbitibiBowater Inc., the Lenders and the Canadian Lenders party thereto and Wachovia Bank, National Association, as administrative agent for the Lenders party thereto.

10.30

Third Amendment and Waiver, dated as of February 25, 2008, to the Credit Agreement dated as of May 31, 2006 by and among Bowater Canadian Forest Products Inc., Bowater Incorporated, certain subsidiaries and affiliates of Bowater party thereto, AbitibiBowater, Inc., the Lenders and the U.S. Lenders party thereto and The Bank of Nova Scotia, as administrative agent for the Lenders party thereto.

10.34

Credit Agreement, dated May 31, 2006, by and among Bowater Canadian Forest Products Inc., Bowater Incorporated, the Lenders party thereto and The Bank of Nova Scotia, as administrative agent for the Lenders party thereto.

10.35	Credit Agreement, dated May 31, 2006, by and among Bowater Incorporated, the Lenders party thereto and Wachovia Bank, National Association, as administrative agent for the Lenders party thereto.

10.36

Amended and Restated Receivables Purchase Agreement among Abitibi-Consolidated U.S. Funding Corp., Eureka Securitisation, PLC, Citibank, N.A., the Originators Named Herein, Abitibi Consolidated Sales Corporation and Abitibi-Consolidated Inc., dated January 31, 2008.

10.37	Amended and Restated Purchase and Contribution Agreement among Abitibi-Consolidated Inc., Abitibi Consolidated Sales Corporation and Abitibi-Consolidated U.S. Funding Corp., dated January 31, 2008.

10.43

Credit and Guaranty Agreement, dated April 1, 2008, by and among Abitibi-Consolidated Company of Canada, Abitibi-Consolidated Inc., certain subsidiaries and affiliates of Abitibi-Consolidated Inc., Goldman Sachs Credit Partners L.P., Wachovia Capital Markets, LLC and the various lenders named therein.

10.46	Form of AbitibiBowater Inc. Performance-Based Vesting Restricted Stock Unit Agreement.

10.48

Form of Assumption and Consent to Assignment Agreement between Abitibi-Consolidated Inc., AbitibiBowater Inc. and each of John W. Weaver, Pierre Rougeau, Thor Thorsteinson, Alain Grandmont, Yves Laflamme, Jacques Vachon, Colin Keeler, Viateur Camire, Jon Melkerson, Bruno Tremblay and Paul Planet.

10.49

Seventh Amendment, dated as of June 6, 2008, to the Credit Agreement dated as of May 31, 2006 by and among Bowater Canadian Forest Products Inc., Bowater Incorporated, certain subsidiaries and affiliates of Bowater party thereto, AbitibiBowater Inc., the Lenders and the U.S. Lenders party thereto and The Bank of Nova Scotia, as administrative agent for the Lenders party thereto.

10.55

Eighth Amendment and Waiver, dated as of November 12, 2008, to the Credit Agreement dated as of May 31, 2006 by and among Bowater Incorporated, certain subsidiaries of Bowater party thereto, AbitibiBowater Inc., the Lenders and the Canadian Lenders party thereto and Wachovia Bank, National Association, as administrative agent for the Lenders party thereto.

10.56

Tenth Amendment and Waiver, dated as of November 12, 2008, to the Credit Agreement dated as of May 31, 2006 by and among Bowater Canadian Forest Products Inc., Bowater Incorporated, certain subsidiaries and affiliates of Bowater party thereto, AbitibiBowater Inc., the Lenders and the U.S. Lenders party thereto and The Bank of Nova Scotia, as administrative agent for the Lenders party thereto.

10.79

Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of April 21, 2009, by and among AbitibiBowater Inc., Bowater Incorporated, Bowater Canadian Forest Products Inc., as debtors, debtors in possession and borrowers and Avenue Investments, as an initial lender, and Fairfax Financial Holdings Ltd., as an initial lender, initial administrative agent and initial collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABITIBIBOWATER INC.

Date: December 19, 2009	By:	/S/ JACQUES P. VACHON
	Name:	Jacques P. Vachon
	Title:	Senior Vice President and Chief Legal Officer

INDEX OF EXHIBITS

10.1

Implementation Agreement among Abitibi-Consolidated Inc., Abitibi-Consolidated Company of Canada, Alcoa Canada Ltée, Alcoa Ltd. and Manicouagan Power Company and to which intervened HQ Énergie Inc., dated September 3, 2009.

10.2

Second Amended and Restated Receivables Purchase Agreement, dated June 16, 2009, by and among Abitibi-Consolidated U.S. Funding Corp., as the seller, Abitibi Consolidated Sales Corporation and Abitibi-Consolidated Inc. as originators, Abitibi Consolidated Sales Corporation, as servicer, Abitibi-Consolidated Inc. as subservicer, Citibank, N.A., as agent, Barclays Capital Inc., as syndication agent, The CIT Group / Business Credit, Inc., as documentation agent, and Citibank, N.A., Barclays Bank PLC and the other financial and other institutions from time to time party thereto, as banks.

10.29

Third Amendment and Waiver, dated as of February 25, 2008, to the Credit Agreement dated as of May 31, 2006 by and among Bowater Incorporated, certain subsidiaries of Bowater party thereto, AbitibiBowater Inc., the Lenders and the Canadian Lenders party thereto and Wachovia Bank, National Association, as administrative agent for the Lenders party thereto.

10.30

Third Amendment and Waiver, dated as of February 25, 2008, to the Credit Agreement dated as of May 31, 2006 by and among Bowater Canadian Forest Products Inc., Bowater Incorporated, certain subsidiaries and affiliates of Bowater party thereto, AbitibiBowater, Inc., the Lenders and the U.S. Lenders party thereto and The Bank of Nova Scotia, as administrative agent for the Lenders party thereto.

10.34

Credit Agreement, dated May 31, 2006, by and among Bowater Canadian Forest Products Inc., Bowater Incorporated, the Lenders party thereto and The Bank of Nova Scotia, as administrative agent for the Lenders party thereto.

10.35	Credit Agreement, dated May 31, 2006, by and among Bowater Incorporated, the Lenders party thereto and Wachovia Bank, National Association, as administrative agent for the Lenders party thereto.

10.36

Amended and Restated Receivables Purchase Agreement among Abitibi-Consolidated U.S. Funding Corp., Eureka Securitisation, PLC, Citibank, N.A., the Originators Named Herein, Abitibi Consolidated Sales Corporation and Abitibi-Consolidated Inc., dated January 31, 2008.

10.37	Amended and Restated Purchase and Contribution Agreement among Abitibi-Consolidated Inc., Abitibi Consolidated Sales Corporation and Abitibi-Consolidated U.S. Funding Corp., dated January 31, 2008.

10.43

Credit and Guaranty Agreement, dated April 1, 2008, by and among Abitibi-Consolidated Company of Canada, Abitibi-Consolidated Inc., certain subsidiaries and affiliates of Abitibi-Consolidated Inc., Goldman Sachs Credit Partners L.P., Wachovia Capital Markets, LLC and the various lenders named therein.

10.46	Form of AbitibiBowater Inc. Performance-Based Vesting Restricted Stock Unit Agreement.

10.48

Form of Assumption and Consent to Assignment Agreement between Abitibi-Consolidated Inc., AbitibiBowater Inc. and each of John W. Weaver, Pierre Rougeau, Thor Thorsteinson, Alain Grandmont, Yves Laflamme, Jacques Vachon, Colin Keeler, Viateur Camire, Jon Melkerson, Bruno Tremblay and Paul Planet.

10.49

Seventh Amendment, dated as of June 6, 2008, to the Credit Agreement dated as of May 31, 2006 by and among Bowater Canadian Forest Products Inc., Bowater Incorporated, certain subsidiaries and affiliates of Bowater party thereto, AbitibiBowater Inc., the Lenders and the U.S. Lenders party thereto and The Bank of Nova Scotia, as administrative agent for the Lenders party thereto.

10.55

Eighth Amendment and Waiver, dated as of November 12, 2008, to the Credit Agreement dated as of May 31, 2006 by and among Bowater Incorporated, certain subsidiaries of Bowater party thereto, AbitibiBowater Inc., the Lenders and the Canadian Lenders party thereto and Wachovia Bank, National Association, as administrative agent for the Lenders party thereto.

10.56

Tenth Amendment and Waiver, dated as of November 12, 2008, to the Credit Agreement dated as of May 31, 2006 by and among Bowater Canadian Forest Products Inc., Bowater Incorporated, certain subsidiaries and affiliates of Bowater party thereto, AbitibiBowater Inc., the Lenders and the U.S. Lenders party thereto and The Bank of Nova Scotia, as administrative agent for the Lenders party thereto.

10.79

Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of April 21, 2009, by and among AbitibiBowater Inc., Bowater Incorporated, Bowater Canadian Forest Products Inc., as debtors, debtors in possession and borrowers and Avenue Investments, as an initial lender, and Fairfax Financial Holdings Ltd., as an initial lender, initial administrative agent and initial collateral agent.